Sub-Item 77Q1(e): Copies of Any New or Amended Investment
Advisory Contracts

            Amended Annex A effective November 3, 2016 to the Management Agreement dated April 16, 2013 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November
18, 2016 (Accession No. 0001193125-16-772431).